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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12
ARDEN GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ARDEN GROUP, INC. 2020 South Central Avenue Compton, California 90220 (310) 638-2842

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 15, 2004

        NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of Arden Group, Inc. (the "Company") will be held at The Beverly Hilton Hotel, Rodeo Room in the Executive Center, 9876 Wilshire Boulevard, Beverly Hills, California, on June 15, 2004, at 10:00 a.m., Los Angeles Time, for the following purposes:

  1.
  The election of three directors for a term of three years each;

  2.
  To ratify the selection of independent certified public accountants for the 2004 fiscal year; and

  3.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        The close of business on April 26, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

        WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED, POSTAGE PREPAID ENVELOPE. THE RETURN OF YOUR PROXY WILL NOT PRECLUDE YOU FROM VOTING IN PERSON IF YOU CHOOSE TO ATTEND THE MEETING.

By Order of the Board of Directors

Assistant Secretary
May 4, 2004

PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE INVOLVED IN FURTHER COMMUNICATION

ARDEN GROUP, INC. 2020 South Central Avenue Compton, California 90220

ANNUAL MEETING OF STOCKHOLDERS
ON JUNE 15, 2004

PROXY STATEMENT

General

        This Proxy Statement is furnished by the Board of Directors of Arden Group, Inc. (the "Company") in connection with its solicitation for use at the Annual Meeting of Stockholders (the "Meeting") to be held at The Beverly Hilton Hotel, Rodeo Room in the Executive Center, 9876 Wilshire Boulevard, Beverly Hills, California, on June 15, 2004, at 10:00 a.m. local time in Los Angeles, and at any adjournment thereof. The approximate date on which this Proxy Statement and the accompanying forms of proxy will first be sent to stockholders is May 4, 2004.

        All shares represented by a properly executed and unrevoked proxy received in time for the Meeting will be voted as specified, or, if no specification is made, for (i) the election as directors of the Board of Director's nominees and (ii) ratification of the selection of independent certified public accountants. The Company does not know of any other business that will be presented for action at the Meeting, but if any matter is properly presented, the persons named in the accompanying proxies will vote thereon in accordance with their judgment. A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with an Assistant Secretary of the Company, by timely delivery of a later proxy or by voting in person at the Meeting.

        The cost of soliciting proxies will be paid by the Company. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of stock of the Company and such persons will be reimbursed for their reasonable expenses. Proxies may be solicited by directors, officers or employees of the Company and its subsidiaries in person or by telephone or electronically, for which such persons will receive no special compensation. In addition, InvestorCom, Inc. ("InvestorCom") has been retained by the Company to aid in the solicitation of proxies from banks, brokers and nominees and will solicit such proxies by mail, telephone, electronically and personal interview, and will request brokerage houses and nominees to forward soliciting material to beneficial owners of the Company's stock. For these services, InvestorCom will be paid a fee of $3,000 plus expenses.

Record Date; Shares Entitled to Vote; Quorum

        The Board has fixed the close of business on April 26, 2004, as the record date for the determination of holders of Class A Common Stock and Class B Common Stock entitled to notice of and to vote at the Meeting. Accordingly, only holders of shares of Class A Common Stock and Class B Common Stock of record at the close of business on such date will be entitled to vote such shares at the Meeting. At the close of business on April 26, 2004, there were outstanding 2,019,043 shares of Class A Common Stock and 1,363,584 shares of Class B Common Stock. Each share of Class A Common Stock will entitle the holder thereof to one vote on all matters described in this Proxy Statement and all other matters which could be properly brought before the Meeting (other than the election of directors by the holders of Class B Common Stock). Each share of Class B Common Stock will entitle the holder thereof to 10 votes on all matters described in this Proxy Statement (other than the election of directors by the holders of Class A Common Stock) and most other matters which could be properly brought before the Meeting. As of

April 26, 2004, there were approximately 1,102 holders of record of Class A Common Stock and 9 holders of record of Class B Common Stock. The presence, either in person or by properly executed proxy, of both (i) stockholders holding of record a number of shares of Class A Common Stock entitling them to exercise a majority of the voting power of such class of stock and (ii) stockholders holding of record a number of shares of Class B Common Stock entitling them to exercise a majority of the voting power of such class of stock is necessary to constitute a quorum at the Meeting.

Principal Stockholders

        As of April 26, 2004, the only persons known to the Company to own beneficially more than 5% of the then outstanding shares of Class A Common Stock or Class B Common Stock were the following:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class	Percent of Total Vote
Class A Common Stock	City National Bank, as Trustee of the Company's Stock Bonus Plan and Trust 1950 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067	211,565		10.5%	1.4%
Class A Common Stock	Bernard Briskin Arden Group, Inc. 9595 Wilshire Blvd., Suite 411 Beverly Hills, CA 90212	594,759	(2)(4)	29.5%	3.8%
Class A Common Stock	Royce & Associates, LLC 1414 Avenue of the Americas New York, NY 10019	180,018	(3)	8.9%	1.2%
Class B Common Stock	Bernard Briskin	1,362,496	(4)	99.9%	87.0%

(1)
Unless otherwise indicated to the contrary, all beneficial owners have sole investment and voting power. For purposes of this Proxy Statement, 1,357,200 treasury shares of Company Class A Common Stock are not deemed to be outstanding.

(2)
This amount includes the following shares: (i) 186,096 shares held in trust (of which Mr. Briskin is a trustee) for the benefit of Mr. Briskin and his children and (ii) 103,012 shares held in Individual Retirement Accounts for Mr. Briskin's wife. Mr. Briskin disclaims any beneficial ownership of the shares set forth in clause (ii) hereof. Mr. Briskin has no voting or investment power with respect to the shares referred to in clause (ii). Nothing herein should be construed as an admission that Mr. Briskin is in fact the beneficial owner of any of these shares.

(3)
Based upon Schedule 13-G filed on January 27, 2004 with the Securities and Exchange Commission.

(4)
This amount excludes 27,250 shares of Class A Common Stock and 4 shares of Class B Common Stock held by The Judy and Bernard Briskin Foundation of which Mr. Briskin serves as a co-trustee. Mr. Briskin disclaims any beneficial ownership with respect to these shares.

        If Mr. Briskin and his spouse each converted all of the Class B Common Stock shown as beneficially owned by them in the above chart to Class A Common Stock (convertible on a share-for-share basis), his and his spouse's beneficial ownership of Class A Common Stock would be increased to 1,957,255 shares or 57.9% of total shares outstanding.

ELECTION OF DIRECTORS

        As permitted under the General Corporation Law of the State of Delaware, the state in which the Company is incorporated, the Company's Restated Certificate of Incorporation provides for a classified Board of Directors, with approximately one-third of the total authorized number of directors elected each year for a term of three years by straight (as distinguished from cumulative) voting.

        Under Article Fourth of the Restated Certificate of Incorporation of the Company, so long as the total number of outstanding shares of Class B Common Stock is equal to or greater than 12.5% of the total aggregate number of outstanding shares of Class A Common Stock and Class B Common Stock, the holders of Class A Common Stock are entitled to elect at any meeting therefor only such number of directors as, when added to the number of continuing directors previously elected by the holders of Class A Common Stock, equals 25% of the total number of authorized directors of the Company (rounded up to the nearest whole number); the remaining directors are elected by the holders of the Class B Common Stock. The number of authorized directors who are elected by the holders of Class A Common Stock is two. Pursuant to the terms of the Company's Restated Certificate of Incorporation, the holders of Class A Common Stock are entitled to elect one director at the Meeting. The Board of Directors has nominated Mr. Kenneth A. Goldman as a director of the Class A Common Stock with a term of office as a director expiring 2007.

        The number of authorized directors who are elected by the holders of Class B Common Stock is five. The holders of Class B Common Stock are entitled to elect two directors at the Meeting. The Board of Directors has nominated Messrs. Bernard Briskin and John G. Danhakl for election as directors by the holders of Class B Common Stock with terms of office expiring in 2007. At present, there is a vacancy on the Board of Directors in the directors to be elected by holders of Class B Common Stock with a term of office expiring in 2005. The Board of Directors has not completed its search for a qualified person to fill the remaining director vacancy and has determined not to nominate any person to such vacancy at this time.

        The holders of Class B Common Stock will have 10 votes per share for each director to be elected by such stockholders. The election of the directors requires the affirmative vote of the holders of a plurality of the shares of such class of stock present, in person or by proxy, and entitled to vote at the Meeting. Any votes against a nominee or withheld from voting (whether by abstention, broker non-votes or otherwise) will be counted for purposes of determining the presence of a quorum but will not be counted and will have no effect on the vote with respect to the election of directors.

        The Board of Directors recommends a vote FOR the election of the three nominees.

        Management is not aware of any circumstance that would render a nominee unable to serve. However, if any nominee should unexpectedly become unavailable for election, votes will be cast, pursuant to the accompanying proxies, for the election of a substitute nominee who may be selected by the present Board of Directors.

        Below is set forth certain information concerning the nominees as of April 26, 2004. Certain of this information has been supplied by the persons shown:

Nominee for Election by Class A Common Stockholders
for a Three-Year Term Ending in 2007:

Name	Age	Principal Occupation and Other Directorships(1)	Director Since(2)	Term Expires
Kenneth A. Goldman	61	Attorney and Partner in the law firm of Reed Smith LLP since January 2003, Attorney and Director with Crosby, Heafey, Roach & May, A Professional Corporation from September 2000 - December 2002. For more than five years prior thereto, Attorney and Principal of Sanders, Barnet, Goldman, Simons & Mosk, A Professional Corporation.	2001	2004

Nominees for Election by Class B Common Stockholders
for a Three-Year Term Ending in 2007:

Name	Age	Principal Occupation and Other Directorships(1)	Director Since(2)	Term Expires
Bernard Briskin	79	Chairman of the Board of Directors, President and Chief Executive Officer of the Company and Arden-Mayfair, Inc., a subsidiary of the Company, and Chairman of the Board, President, Chief Executive Officer and Chief Operating Officer of AMG Holdings, Inc. and Chairman of the Board and Chief Executive Officer of Gelson's Markets, both subsidiaries of Arden-Mayfair, Inc.	1970	2004
John G. Danhakl	48	Partner, Leonard Green & Partners since March 1995. Managing Director of Donaldson Lufkin Jenrette Securities Corporation from March 1990 to February 1995. Director of Big 5 Sporting Goods Corporation, Diamond Triumph Auto Glass, Inc., Liberty Group Publishing, Inc., Leslie's Poolmart, Inc., AsianMedia Group LLC, MEMC Electronic Materials, Inc., VCA Antech, Inc., Petco Animal Supplies, Inc., Phoenix Scientific, Inc. and Rite Aid Corporation.	1995	2004

Continuing Directors:

        Mr. Robert A. Davidow was elected by the holders of Class A Common Stock. Messrs. Steven Romick and Ben Winters were elected by the holders of Class B Common Stock. Certain information set forth below has been supplied by the persons named:

Name	Age	Principal Occupation and Other Directorships(1)	Director Since(2)	Term Expires
Robert A. Davidow	62	Director of WHX Corporation; Private Investor.	1993	2005
Steven Romick	41	Investment Advisor, Senior Vice President of First Pacific Advisors, Inc.	2003	2006
Ben Winters	83	Business Consultant.	1978	2006

(1)
Unless otherwise indicated, principal occupation or occupations shown have been such for a period of at least five years in the aggregate.

(2)
Date shown for term of service indicates commencement of service as a director of the Company or Arden-Mayfair, Inc.

Independent Directors

        The Board of Directors has determined that Messrs. Danhakl, Davidow, Romick and Winters are independent directors as defined in the listing standards of the National Association of Securities Dealers ("NASD"). These directors constitute a majority of the members of the Board of Directors.

Committees and Meetings of the Board of Directors

        The Company has Audit, Compensation, Investment and Nominating Committees. Current members of the Audit Committee are Mr. Winters, chairman, and Messrs. Davidow and Romick. This Committee, which monitors significant accounting policies, pre-approves the engagement of the independent auditors for all audit and non-audit services to be provided, reviews audit and management reports and the independent auditors and the fees payable for their services, met five times in 2003. All the members of the Audit Committee are independent as defined in the NASD listing standards and meet the criteria for independence set forth in the rules promulgated under the Securities Exchange Act of 1934, as amended. The Board of Directors has determined that Mr. Winters is an "audit committee financial expert" as defined by the Securities and Exchange Commission.

        Current members of the Compensation Committee are Mr. Danhakl, chairman, and Messrs. Davidow and Winters. All of the members of the Compensation Committee are independent as defined in the listing standards of the NASD. This Committee, which determines the compensation of the chief executive officer and considers and makes recommendations as to salary and incentive compensation awards to senior officers, met five times in 2003.

        Current members of the Investment Committee are Mr. Davidow, chairman, and Messrs. Briskin, Danhakl, Romick and Winters. This Committee establishes the short-term investment strategy for the Company and met five times in 2003.

        Current members of the Nominating Committee are Mr. Winters, chairman, and Messrs. Briskin, Danhakl and Goldman. The Nominating Committee does not have a charter. Messrs. Winters and Danhakl are independent as defined in the listing standards of the NASD. Messrs. Briskin and Goldman are not independent as defined in such listing standards but the Company qualifies as a "Controlled Company" under the NASD Marketplace Rule 4350(c)(5) as Mr. Briskin controls more than fifty percent (50%) of the voting power of the Company. As a Controlled Company, the listing requirements of the NASD do not require that the members of its Nominating Committee be independent. The Nominating

Committee does not have a formal policy with regard to the consideration of candidates for Board membership recommended by its members, other Board members or stockholders. The Committee addresses the need to retain members and fill vacancies after discussion among current members of the Board of Directors. The Committee will consider qualified nominees recommended by stockholders. Stockholders who wish to recommend a qualified nominee should submit complete information as to the identity and qualifications of the person recommended to an Assistant Secretary of the Company at P.O. Box 512256, Los Angeles, California 90051-0256.

        Absent special circumstances, the Committee will continue to recommend for nomination qualified incumbent directors whom the Committee believes will continue to make important contributions to the Board of Directors. The Committee generally requires as a minimum that nominees are persons of sound ethical character, are able to represent all stockholders fairly, have no material conflicts of interest, have demonstrated professional achievement, have meaningful experience and have a general appreciation of the major business issues facing the Company. The Committee does not have a formal process for identifying and evaluating nominees for director. This Committee, which was established to select candidates for nomination and election as directors, met once in 2003.

        During the 2003 fiscal year, the Board of Directors held five meetings. Each of the directors attended over 75% of the aggregate of all of the meetings of the Board of Directors and meetings held by all committees of the Board on which he served during such period.

Communications with the Board of Directors

        The Company provides a process for stockholders to send communications to the Board of Directors or any of the directors. Stockholders may send written communications to the Board of Directors or any director, c/o Assistant Secretary, Arden Group, Inc., P.O. Box 512256, Los Angeles, California 90051-0256. All communications will be compiled by an Assistant Secretary of the Company and submitted to the members of the Board of Directors or to the individual director to whom it was addressed on a periodic basis. The Company does not have a policy with regard to directors' attendance at the Annual Meeting of Stockholders. All of the Directors attended the Annual Meeting of Stockholders held in June 2003.

Compensation of Directors

        During 2003, each non-employee director of the Company was compensated for their services as a director at an annual rate of $22,800 plus $1,000 for each Board meeting attended and $1,000 for attendance at each committee meeting. Non-employee directors who serve as committee chairmen are entitled to an additional $4,200 per year.

        In 2003, Mr. Romick was elected a director and, in accordance with the Company's practice for new non-employee directors, was granted stock appreciation rights ("SARs") covering 10,000 shares of the Company's Class A Common Stock, with a base price of $54.25 per share, representing the fair market value on the date of the grant. On January 20, 2004, the Company issued SARs covering 10,000 shares of the Company's Class A Common Stock to each of the Company's then non-employee directors, with a base price of $77.50 per share, representing the fair market value on the date of the grant. When the SARs are exercised, each unit entitles the holder to receive the excess of the fair market value of a share of Class A Common Stock on the date of exercise over the base price. Units vest 25% each year beginning at the end of the first year and expire five years from the date of grant. SARs held by a director at the date of his death vest in full and are paid out as if fully exercised on the date of death. Mr. Briskin is an employee of the Company and does not receive the compensation otherwise payable to directors.

Beneficial Ownership of the Company's Stock by Management

        The following table shows, as of April 26, 2004, the beneficial ownership of the Company's equity securities by each director or nominee and by all directors and executive officer as a group.

Name	Title of Class of Company's Stock	Amount and Nature of Beneficial Ownership(1)		Percent of Class(1)		Percent of Total Vote
Bernard Briskin	Class A Common Stock Class B Common Stock	594,759 1,362,496	(2) (2)	29.5 99.9	% %	3.8 87.0	% %
John G. Danhakl	Class A Common Stock	0
Robert A. Davidow	Class A Common Stock	0
Kenneth A. Goldman	Class A Common Stock	24,440	(3)	1.2%		(4)
Steven Romick	Class A Common Stock	0
Ben Winters	Class A Common Stock	500		(4)		(4)
All directors and executive officer as a group (6 persons)	Class A Common Stock Class B Common Stock	619,699 1,362,496	(2) (2)	30.7 99.9	% %	4.0 87.0	% %

(1)
Unless otherwise indicated to the contrary, all beneficial owners have sole investment and voting power. The number of outstanding shares of Company Class A Common Stock, on which the percentages shown in this table are based, does not include 1,357,200 treasury shares of Company Class A Common Stock.

(2)
See notes (2) and (4) to the table under "Principal Stockholders" set forth above.

(3)
Held in trust by Mr. Goldman, as trustee, for grandchildren of Mr. & Mrs. Briskin.

(4)
Does not exceed 1%.

Executive Officers of the Company

        Set forth below is certain information regarding the persons who presently serve or served during fiscal 2003 as executive officers of the Company.

Name	Age	Positions at the Company
Bernard Briskin	79	Chairman of the Board of Directors, President and Chief Executive Officer of the Company(1).
David M. Oliver	46	Chief Financial Officer of the Company (resigned April 3, 2004).

(1)
Principal occupation shown has been such for a period of at least five years.

        Mr. Oliver was elected Chief Financial Officer of the Company in November 1999. Mr. Oliver also served as Chief Financial Officer of Arden-Mayfair, Inc., and Chief Financial Officer and Secretary of AMG Holdings, Inc. and Gelson's Markets. From August 1998 until he joined the Company, he worked as an independent consultant. From July 1997 to July 1998, Mr. Oliver served as Senior Vice President, Chief Financial Officer of Hughes Family Markets. He served as Vice President, Controller of The Vons Companies, Inc. from July 1994 to April 1997 and as Assistant Controller from August 1988 to June 1994. Mr. Oliver was employed by Arthur Andersen & Co. as a Certified Public Accountant in the audit department from June 1979 to May 1988. Mr. Oliver resigned his position with the Company effective April 3, 2004 to pursue another opportunity and a search has been undertaken for his replacement.

        Executive officers of the Company are elected annually by the Company's Board of Directors and serve at the discretion of the Board, with the exception of Mr. Briskin, who has an employment agreement. See "Employment Agreement—Bernard Briskin."

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires that directors and executive officers of the Company, as well as persons holding more than ten percent (10%) of a registered class of the Company's equity securities, file with the Securities and Exchange Commission initial reports of the ownership and reports of changes of ownership of Class A Common Stock and other equity securities of the Company. Based solely on review of copies of such reports furnished to the Company and written representations that no other reports were required to be filed during the fiscal year ended January 3, 2004, all Section 16(a) filing requirements applicable to the Company's executive officers, directors and greater than ten percent (10%) beneficial owners were complied with, except that Steven Romick was late in filing the required form within ten days of his election as a director.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee is comprised of three directors and operates under a written charter adopted by the Board of Directors, which was revised in 2004, a copy of which is attached as Appendix A.

        Management is responsible for the Company's financial reporting, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and oversee these processes. It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. The members of the Audit Committee are not employees of the Company and may not represent themselves to be or to currently serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the Audit Committee has relied, without independent verification, on management's representation that, to the best of their knowledge, the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company's financial statements. The Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent accountants are in fact "independent."

        The Audit Committee reviewed and discussed with management of the Company the audited financial statements of the Company for the fiscal year ended January 3, 2004.

        PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), the Company's independent accountants, provided the Audit Committee with the written disclosures and letter regarding its independence as required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees). The Audit Committee discussed with PricewaterhouseCoopers that firm's independence. The Audit Committee discussed with that accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        Based on the foregoing, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements of the Company be included in its Annual Report on

Form 10-K for the fiscal year ended January 3, 2004 for filing with the Securities and Exchange Commission.

Ben Winters, Chairman
Robert A. Davidow
Steven Romick

Members of the Audit Committee.

        The preceding "Report of the Audit Committee" shall not be deemed "soliciting material" or incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Audit Fees

        Audit fees include the aggregate fees billed for the audit of the Company's annual consolidated financial statements and the reviews of each of the quarterly consolidated financial statements included in the Company's Forms 10-Q. The aggregate audit fees billed to the Company by PricewaterhouseCoopers were $142,800 for the fiscal year ended January 3, 2004 ("Fiscal 2003") and $131,250 for the fiscal year ended December 28, 2002 ("Fiscal 2002").

        In September 2003, the Company restated its previously issued financial statements for fiscal years 2002, 2001 and 2000 to reflect rental expense and income on a straight-line basis for leases having scheduled fixed rent increases. The aggregate fees billed to the Company by PricewaterhouseCoopers for audit services rendered related to this restatement aggregated an additional $75,000.

Audit-Related Fees

        Audit-related fees include fees for professional services rendered in connection with the audit of the Company's employee benefit plans and consultation relating to internal controls. PricewaterhouseCoopers billed the Company $29,165 in Fiscal 2003 and $16,800 in Fiscal 2002 for such audit-related services.

Tax Fees

        Fees paid to PricewaterhouseCoopers for tax services in Fiscal 2003 aggregated $117,668, including $31,160 for tax return and compliance work, $53,000 for LIFO (last in, first out) tax consulting services and $33,508 for other projects. Fees paid to PricewaterhouseCoopers for tax services in Fiscal 2002 aggregated $37,425, including $24,875 for tax return and compliance work, and $12,550 for other tax services.

All Other Fees

        Other than the fees for services described above, there were no additional fees billed by PricewaterhouseCoopers in Fiscal 2003 or Fiscal 2002.

        It is the policy of the Audit Committee to pre-approve the engagement of PricewaterhouseCoopers for all audit and non-audit services to be provided.

Executive Compensation and Related Information

        General.    The following table sets forth the total annual and long-term compensation paid or accrued by the Company and its subsidiaries in connection with all businesses of the Company and its subsidiaries to or for the account of the Chief Executive Officer of the Company and each other executive officer of the Company whose total annual salary and bonus for the fiscal year ended January 3, 2004 exceeded $100,000 in the aggregate.

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Securities-Underlying Options/SARs (#)(1)	All Other Compensation ($)(2)(3)
Bernard Briskin, Chief Executive Officer	2003 2002 2001	573,239 556,003 542,442	991,334 823,390 751,970		19,184 70,600 13,600
David M. Oliver, Chief Financial Officer	2003 2002 2001	170,940 165,428 160,000	25,000 25,000 25,000		16,000 16,000 13,600

(1)
The Company did not grant to Mr. Briskin or Mr. Oliver any restricted stock or stock options and made no payout to them on any long-term incentive plan in fiscal years 2003, 2002 or 2001. No other SARs were granted to Mr. Briskin or Mr. Oliver in 2003, 2002 or 2001.

(2)
Includes the Company's contributions to the Arden Group, Inc. 401(k) Retirement Savings Plan. In 2003, Mr. Briskin and Mr. Oliver were each allocated $16,000 to their 401(k) accounts.

(3)
Perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of the compensation received by Mr. Briskin in 2003 and 2001 or by Mr. Oliver in any of the years for which compensation information is reported. In accordance with his employment agreement, Mr. Briskin received approximately $50,000 in medical reimbursements in 2002. Other compensation also includes $4,600 for use of a Company-owned automobile by Mr. Briskin in 2002.

        The following table provides information on the exercise of SARs by the named executive officer in Fiscal 2003 and the number of that officer's SARs that were unexercised at January 3, 2004:

AGGREGATED SAR EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END UNEXERCISED SARS

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised SARs at Fiscal Year-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money SARs at Fiscal Year-End ($) Exercisable/ Unexercisable
David M. Oliver	625	27,148	0/625	0/29,742

Compensation Committee Interlocks and Insider Participation

        The Board of Directors has a Compensation Committee. In 2003, the Compensation Committee was comprised of the following directors, none of whom are or have been officers or employees of the Company:

      John G. Danhakl, Chairman
      Robert A. Davidow
      Ben Winters (committee member since April 9, 2003)
      Daniel Lembark (deceased February 3, 2003)

Report of the Compensation Committee of the Board of Directors

        The Compensation Committee of the Board of Directors (the "Committee") is composed of three independent directors as defined in the listing standards of the NASD and is responsible for determining the compensation of the chief executive officer, determining or recommending the compensation of all other executive officers and the development of Company policies relating to executive compensation. The Committee's principal objective is to aid the Company in achieving its goals by the establishment of compensation policies which will attract and retain superior talent and also reward performance.

        The compensation of Mr. Bernard Briskin, the Chief Executive Officer of the Company, is established under an employment agreement, as amended (the "Employment Agreement") which presently expires on January 1, 2006. The Employment Agreement provides that, upon the expiration of the initial term on January 1, 2004, the term thereof is automatically extended for successive periods of one fiscal year each unless either the employers or Mr. Briskin gives notice of termination not less than 15 months and no more than 18 months prior to the date upon which the term of the Employment Agreement will expire. Pursuant to the terms of the Employment Agreement, Mr. Briskin's base salary increases on January 1 of each year based upon increases in the Consumer Price Index subject to a maximum annual increase of 4%. His annual bonus is equal to 2 1/2% of the Company's first $2,000,000 of Pre-Tax Profits (as defined in the Employment Agreement) plus 3 1/2% of Pre-Tax Profits in excess of $2,000,000. Since Mr. Briskin's bonus is determined on the basis of the Pre-Tax Profits of the Company, a portion of his compensation is directly related to the performance of the Company. In 1998, stockholders approved Mr. Briskin's current bonus arrangement. Under the Employment Agreement, Mr. Briskin's annual base salary and bonus for Fiscal 2003 were $573,239 and $991,334, respectively. On January 1, 2004, his annual base salary was increased to $588,716 in accordance with the terms of the Employment Agreement.

        The Committee recommends compensation for executives other than Mr. Briskin to the Board of Directors. Such compensation is designed to achieve an overall level of compensation which is competitive with other companies in the supermarket business in Southern California. By taking into account the individual performance and responsibility of the executives involved and the annual and long-term performance of the Company, the actual compensation level for such executives recommended by the Committee may be greater or less than the average of competitive levels in such other companies. Accordingly, the Committee exercises its best judgment in setting executive compensation based upon a number of internal, external and individual factors.

        The Company's Stock Bonus Plan, 401(k) Retirement Savings Plan and stock appreciation rights are included as a component of executive compensation and this, as well as the other factors, operates to link a portion of executive compensation to Company profitability.

        In general, Section 162(m) of the Internal Revenue Code of 1986, as amended, disallows deductions by a publicly traded corporation for compensation in excess of $1,000,000 to its chief executive officer or any of its four other highest paid officers. The Committee does not expect that any executive officer's compensation for the 2004 fiscal year will exceed the $1,000,000 IRS deduction cap since the amount of Mr. Briskin's annual bonus arrangement, which was approved by stockholders in 1998, should be excluded from the computation to determine whether his compensation exceeds the $1,000,000 deduction cap.

John G. Danhakl, Chairman
Robert A. Davidow
Ben Winters

Members of the Compensation Committee.

Stock Performance Graph

        The following graph compares the cumulative stockholder return on the Company's Class A Common Stock with the cumulative total return of the S&P 500 Stock Index and the S&P Food Retailers Index for the five-year period ending December 31, 2003. The graph assumes that $100 was invested on December 31, 1998, in the Class A Common Stock and in each of the above-mentioned indices with all dividends reinvested. The information presented in the graph was obtained by the Company from outside sources it considers to be reliable but has not been independently verified by the Company.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

$300
$250
$200
$150
$100
$50
$0
1998
1999
2000
2001
2002
2003
Arden Group, Inc.
S&P 500 Index
S&P Food Retail

Stock Bonus Plan

        The Company maintains a non-contributory, trusteed Stock Bonus Plan (the "Plan") which is qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended. Under the Third Amendment to the Plan, effective January 1, 2002, no new participants or contributions to the Plan are allowed. Existing contributions must be invested in the Company's Class A Common Stock with excess cash being invested in certain government-backed securities. There were no contributions to the Plan in 2003.

Stock Appreciation Rights

        The Company has granted SARs covering shares of the Company's Class A Common Stock to non-employee directors and certain officers and employees of the Company and its subsidiaries. Each SAR entitles the holder to receive upon exercise thereof the excess of the fair market value of a share of Class A Common Stock on the date of exercise over the fair market value of such share on the date granted. All SARs vest 25% each year beginning at the end of the first year and expire five years from the date of grant.

Arden Group, Inc. 401(k) Retirement Savings Plan

        Effective January 1, 1992, the Company's Board adopted the Arden Group, Inc. 401(k) Retirement Savings Plan (the "Company Savings Plan"). All non-union employees of the Company and its subsidiaries who have attained the age of 18 and have completed at least one year of service are entitled to participate in the Company Savings Plan. The Company Savings Plan provides that, with certain limitations, a participating employee may elect to contribute up to 100% of such employee's annual compensation up to a maximum of $13,000 in 2003 to the Company Savings Plan on a tax-deferred basis. Annual contributions have been made by the Company in a discretionary amount as determined by the Company each year.

Employment Agreement—Bernard Briskin

        Mr. Briskin is employed as the Chairman of the Board of Directors, President and Chief Executive Officer of the Company and Arden-Mayfair, Inc., and the Chairman of the Board, President, Chief Executive Officer and Chief Operating Officer of AMG Holdings, Inc. and Chairman of the Board and Chief Executive Officer of Gelson's Markets pursuant to an Employment Agreement. The compensation of Mr. Briskin is established under an Employment Agreement, as amended ("the Employment Agreement") which presently expires on January 1, 2006. The Employment Agreement provides that, upon the expiration of the initial term on January 1, 2004, the term thereof is automatically extended for successive periods of one fiscal year each unless either the employers or Mr. Briskin gives notice of termination not less than 15 months and no more than 18 months prior to the date upon which the term of the Employment Agreement will expire.

        The Employment Agreement provides for an annual base salary of $500,000 and a bonus based upon the Pre-Tax Profits of the Company. The annual base salary is subject to increases on January 1 of each year commencing January 1, 1998 based upon increases in the Consumer Price Index subject, however, to a maximum annual increase of 4%. The annual bonus is equal to 2 1/2% of the Company's first $2,000,000 of Pre-Tax Profits (as defined in the Employment Agreement) plus 3 1/2% of Pre-Tax Profits in excess of $2,000,000.

        The Employment Agreement provides for certain expense reimbursements and personal benefits, including payment or reimbursement for uninsured medical expenses of Mr. Briskin and his immediate family up to a maximum of $200,000 during any calendar year, and annual retirement compensation equal to twenty-five percent of Mr. Briskin's average base salary and bonus earned in the last three fiscal years prior to his retirement and continuation of health insurance benefits and automobile allowance.

        The Employment Agreement provides that its terms will be subject to review during the 2003 fiscal year by the Compensation Committee of the Board of Directors. Pursuant to this provision, discussions took place between Mr. Briskin and the Company concerning amendments of certain provisions of the Employment Agreement, but no amendments have yet been effected.

RATIFICATION OF SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        On June 14, 2002, PricewaterhouseCoopers was appointed to serve as the Company's independent certified public accountants for the year ended December 28, 2002 and Arthur Andersen LLP (the "Former Accountant") was dismissed as independent certified public accountants. The decision to change independent accountants was recommended by the Audit Committee and approved by the Board of Directors.

        The Former Accountant's report on the Company's consolidated financial statements for the fiscal year ended December 29, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's fiscal year ended December 29, 2001 and the subsequent interim period preceding the decision to change independent certified public accountants, there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of the Former Accountant, would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports on the Company's consolidated financial statements for such years, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        The Audit Committee has selected PricewaterhouseCoopers, independent certified public accountants, to audit the books, records and accounts of the Company and its consolidated subsidiaries for the 2004 fiscal year. If the stockholders do not ratify the appointment of PricewaterhouseCoopers, other certified public accountants will be appointed by the Audit Committee.

        It is anticipated that representatives of PricewaterhouseCoopers will attend the Meeting with the opportunity to make any statement they may desire to make, and will be available to respond to appropriate questions from stockholders.

        Ratification of the selection of independent certified public accountants for the Company requires the affirmative vote of a majority in voting interest of the stockholders present, in person or by proxy, and entitled to vote at the Meeting. Abstentions and broker non-votes will not be voted for or against this proposal, but will have the effect of negative votes since an affirmative vote of a majority in voting interest of stockholders present and eligible to vote is required to ratify the selection.

        The Board of Directors recommends a vote FOR ratification of the selection of PricewaterhouseCoopers.

CERTAIN OTHER TRANSACTIONS

        Mr. Goldman, a director of the Company, was also a director of a law firm which performed legal services for the Company. Mr. Goldman is a partner in a law firm which has and is expected to perform legal services for the Company during 2004.

CODE OF ETHICS AND BUSINESS CONDUCT

        The Company has adopted a Code of Ethics and Business Conduct applicable to all officers, management and employees. The Code of Ethics and Business Conduct includes a Supplementary Code of Ethics for Financial Professionals which is applicable to the chief executive officer, chief financial officer, principal accounting officer or controller, or individuals performing similar functions. A copy of the Code of Ethics and Business Conduct may be obtained, without charge, upon written request to an Assistant Secretary, Arden Group, Inc., P.O. Box 512256, Los Angeles, California 90051-0256.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

        In the event that a stockholder wishes to submit a proposal for consideration by the stockholders of the Company at the 2005 Annual Meeting of Stockholders in conformity with current Securities and Exchange Commission proxy regulations, any such proposal must be received by any Assistant Secretary of the Company no later than January 4, 2005 in order for it to be includable in the proxy statement for such Annual Meeting. If a stockholder intends to present a proposal at the 2005 Annual Meeting but does not seek inclusion of that proposal in the proxy statement for that meeting, the holders of proxies for that meeting will be entitled to exercise their discretionary authority on that proposal if the Company does not have notice of the proposal by March 21, 2005.

By Order of the Board of Directors

Assistant Secretary
May 4, 2004

APPENDIX A

ARDEN GROUP, INC.
CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

        The Audit Committee is appointed by the Board of Directors (the "Board") to monitor and oversee the integrity of the financial statements of Arden Group, Inc. (the "Company") and the independence and performance of the Company's independent accountants. In that regard, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent accountants engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

        The Audit Committee shall meet the size, independence and experience requirements of applicable statutes and regulations and the listing standards of the NASDAQ Stock Market for NASDAQ National Market issuers (as in effect from time to time).

        The Audit Committee shall:

        1.     Select, appoint (subject, if applicable, only to stockholder ratification) and retain independent accountants for the Company. The Audit Committee shall also pre-approve all services to be performed by and fees to be paid to the independent accountants and the terms of their engagement, including both audit and non-audit services. The Audit Committee may delegate to one or more Audit Committee members the authority to pre-approve non-audit services between regularly scheduled meetings of the Audit Committee provided that such approvals are reported to the Audit Committee at the next meeting. The independent accountants shall report directly to the Audit Committee.

        2.     Meet with such frequency as the Audit Committee believes is reasonable and appropriate, taking into account relevant circumstances. The Audit Committee meetings may be separate and private as the Audit Committee may determine.

        3.     Review with management the annual audited financial statements as well as the adequacy of internal controls and procedures that could materially affect the Company's financial statements.

        4.     Review with management and the independent accountants any material financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

        5.     Inquire of management and the independent accountants about material financial risk exposures and review the steps management has taken to monitor and control such exposures.

        6.     Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants or management.

        7.     Receive periodic written reports from the independent accountants regarding the independent accountants' independence and any relationships between the independent accountants and the Company, discuss such reports with the independent accountants, and, if so determined by the Audit Committee, take appropriate action to satisfy itself as to the independence of the independent accountants.

        8.     Receive periodic reports from the independent accountants relating to, among other things, critical accounting polices and practices, alternative treatments under GAAP, communications between the independent accountants and management of the Company and reports of the effectiveness of the Company's internal controls and/or other reports which may be required to be given by the independent accountants to the Company and/or the Audit Committee.

        9.     Evaluate the performance of the independent accountants and, if so determined by the Audit Committee, replace the independent accountants.

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        10.   Meet with the independent accountants prior to the annual audit to review the planning and staffing of the audit.

        11.   Meet periodically with the independent accountants in separate private sessions to discuss any matters that the Audit Committee or the independent accountants believe should be discussed.

        12.   Discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

        13.   Meet with the independent accountants following the annual audit to review with the independent accountants any problems or difficulties the accountants may have encountered in connection with the audit, the adequacy of the internal accounting controls, the financial and accounting personnel and, if a management letter was provided by the independent accountants, the management letter and the Company's response to that letter.

        14.   Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's Annual Proxy Statement. The Audit Committee also shall review and discuss with management and the independent accountants the annual audited financial statements, including the disclosures made in the management's discussion and analysis, and recommend to the Board whether or not to include the audited financial statements in the Company's Form 10-K for the applicable fiscal year.

        15.   Review and discuss with management and the independent accountants the Company's quarterly financial statements prior to the filing of the related Form 10-Q.

        16.   Meet at any time or from time to time with management personnel of the Company or its subsidiaries, either individually (which sessions may be private) or with one or more members thereof, to discuss any matters that the Audit Committee or any one or more of such persons believes should be discussed.

        17.   Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of the Company or any of its subsidiaries of concerns regarding questionable accounting or auditing matters.

        18.   Discuss with management and the independent accountants any disagreements that may arise between them regarding financial reporting. The Audit Committee shall be responsible for overseeing the resolution of such disagreements.

        19.   Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

        20.   Have the authority to retain and engage independent legal counsel and such other consultants and advisers, including accountants, as the Audit Committee determines are necessary to carry out its duties. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent accountants to attend a meeting of the Audit Committee or to meet with any members of, or consultants or advisers to, the Audit Committee. To the extent required by law, the Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation (a) to the independent accountants, if any, employed by the Audit Committee for the purpose of rendering or issuing an audit report and (b) to any advisers employed or engaged by the Audit Committee as authorized in this paragraph.

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P R O X Y	C L A S S A C O M M O N

ARDEN GROUP, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF ARDEN GROUP, INC.

        Bernard Briskin, Kenneth A. Goldman and Ben Winters are hereby appointed proxies (each with power to act alone and with power of substitution) to vote all shares which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Arden Group, Inc., at The Beverly Hilton Hotel, Beverly Hills, California at 10:00 a.m. on June 15, 2004 and all adjournments thereof, on the matters set forth below, and in their discretion upon any other matters brought before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS NO. 1 AND 2.

1.
ELECTION OF DIRECTORS

FOR    ☐    the nominee listed below
 WITHHOLD AUTHORITY    ☐    to vote for the nominee listed below
                    Kenneth A. Goldman

2.
FOR    ☐    AGAINST    ☐    ABSTAIN    ☐    the proposal to ratify the selection of PricewaterhouseCoopers as independent public accountants of the Company.

(Continued and to be signed on other side)

(Continued from other side)

THIS PROXY WILL BE VOTED AS SPECIFIED, BUT IF NO SPECIFICATION IS MADE, IT WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.

        The undersigned hereby revokes all prior proxies.

PLEASE SIGN, DATE, AND MAIL THIS PROXY TODAY

                        Dated __________________________________________

                        Signature ________________________________________

                        Signature ________________________________________

                        ☐      I/WE PLAN TO ATTEND THE MEETING.

                        Please be sure to date this Proxy and to sign exactly as your name appears hereon; joint owners should each sign, if by a corporation, in the manner usually employed by it; if by a fiduciary, the fiduciary's title should be shown.

                        YOUR VOTE IS IMPORTANT.

P R O X Y	C L A S S B C O M M O N

ARDEN GROUP, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF ARDEN GROUP, INC.

        Bernard Briskin, Kenneth A. Goldman and Ben Winters are hereby appointed proxies (each with power to act alone and with power of substitution) to vote all shares which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Arden Group, Inc., at The Beverly Hilton Hotel, Beverly Hills, California at 10:00 a.m. on June 15, 2004 and all adjournments thereof, on the matters set forth below, and in their discretion upon any other matters brought before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS NO. 1 AND 2.

1.
ELECTION OF DIRECTORS

FOR    ☐    the nominees listed below
 WITHHOLD AUTHORITY    ☐    to vote for the nominees listed below
                    (a) Bernard Briskin    (b) John G. Danhakl

(Instruction: To withhold authority to vote for any nominee, strike a line through that nominee's name above)

2.
FOR    ☐    AGAINST    ☐    ABSTAIN    ☐    the proposal to ratify the selection of PricewaterhouseCoopers as independent public accountants of the Company.

(Continued and to be signed on other side)

(Continued from other side)

THIS PROXY WILL BE VOTED AS SPECIFIED, BUT IF NO SPECIFICATION IS MADE, IT WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.

        The undersigned hereby revokes all prior proxies.

PLEASE SIGN, DATE, AND MAIL THIS PROXY TODAY

                        Dated __________________________________________

                        Signature ________________________________________

                        Signature ________________________________________

                        ☐      I/WE PLAN TO ATTEND THE MEETING.

                        Please be sure to date this Proxy and to sign exactly as your name appears hereon; joint owners should each sign, if by a corporation, in the manner usually employed by it; if by a fiduciary, the fiduciary's title should be shown.

                        YOUR VOTE IS IMPORTANT.

QuickLinks

PROXY STATEMENT
ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE
SUMMARY COMPENSATION TABLE
AGGREGATED SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END UNEXERCISED SARS
COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
RATIFICATION OF SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
CERTAIN OTHER TRANSACTIONS
CODE OF ETHICS AND BUSINESS CONDUCT
DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
ARDEN GROUP, INC. CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS